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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 10, 2003

                     VOLUME SERVICES AMERICA HOLDINGS, INC.
                     --------------------------------------
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

    DELAWARE                     001-31904                       13-3870167
----------------              --------------               ---------------------
(STATE OR OTHER                (COMMISSION                   (I.R.S. EMPLOYER
JURISDICTION OF                FILE NUMBER)                  IDENTIFICATION NO.)
 INCORPORATION)

201 EAST BROAD STREET, SPARTANBURG,SOUTH CAROLINA                 29306
--------------------------------------------------         ---------------------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (864) 598-8600

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ITEM 5. OTHER EVENTS.

         On December 10, 2003, Volume Services America Holdings, Inc., a Delaware corporation (the "Company"), completed its initial public offering of 16,785,450 Income Deposit Securities ("IDSs"), representing 16,785,450 shares of common stock and $95,677,065 aggregate principal amount of 13.5% subordinated notes due 2013 and on December 16, 2003, the Company sold an additional 1,678,545 IDSs, representing 1,678,545 shares of common stock and $9,567,706.50 aggregate principal amount of 13.5% subordinated notes due 2013, pursuant to the exercise of the underwriters' over-allotment option.

         The conformed copies of the executed agreements and other exhibits listed below are filed herewith in connection with the Registration Statement on Form S-1 (File No. 333-103169), filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and declared effective by the Commission on December 4, 2003, with respect to the Company's initial public offering of IDSs.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.                              DESCRIPTION

   4.1 Indenture, dated as of December 10, 2003, among Volume Services America Holdings, Inc., the guarantors thereto and The Bank of New York, as Trustee.

   4.2 Registration Rights Agreement, dated as of December 10, 2003, among Volume Services America Holdings, Inc., BCP Volume L.P., BCP Offshore Volume L.P., VSI Management Direct L.P., Lawrence
                  E. Honig, Kenneth R. Frick and Recreational Services L.L.C.

   4.3 Amended and Restated Stockholders Agreement, dated as of December 10, 2003, among Volume Services America Holdings, Inc., BCP Volume L.P., BCP Offshore Volume L.P., VSI Management Direct L.P. and Recreational Services L.L.C.

   4.4            Global IDS Certificate.

   10.1 Credit Agreement, dated as of December 10, 2003, among Volume Services America, Inc., Volume Services America Holdings, Inc., certain financial institutions as the Lenders, CIBC World Markets Corp. as Lead Arranger and KeyBank National Association as the Fronting Bank, Swingline Lender and Administrative Agent.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              VOLUME SERVICES AMERICA, INC.

                                              By: /s/ Lawrence E. Honig
                                                  ------------------------------
                                                  Name: Lawrence E. Honig
                                                  Title: Chief Executive Officer

Date: December 19, 2003

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                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION

   4.1 Indenture, dated as of December 10, 2003, among Volume Services America Holdings, Inc., the guarantors thereto and The Bank of New York, as Trustee.

   4.2 Registration Rights Agreement, dated as of December 10, 2003, among Volume Services America Holdings, Inc., BCP Volume L.P., BCP Offshore Volume L.P., VSI Management Direct L.P., Lawrence
                  E. Honig, Kenneth R. Frick and Recreational Services L.L.C.

   4.3 Amended and Restated Stockholders Agreement, dated as of December 10, 2003, among Volume Services America Holdings, Inc., BCP Volume L.P., BCP Offshore Volume L.P., VSI Management Direct L.P. and Recreational Services L.L.C.

   4.4            Global IDS Certificate.

   10.1 Credit Agreement, dated as of December 10, 2003, among Volume Services America, Inc., Volume Services America Holdings, Inc., certain financial institutions as the Lenders, CIBC World Markets Corp. as Lead Arranger and KeyBank National Association as the Fronting Bank, Swingline Lender and Administrative Agent.